JONES LANG LASALLE®

Real value in a changing world

Supplemental Information Second Quarter Earnings Call 2012 Exhibit 99.2

Market & Financial Overview

As of Q2 2012
The Jones Lang LaSalle Property Clocks
Notional capital values based on rents and yields for Grade A space in CBD or equivalent.  In local currency.

Americas
EMEA
Asia Pacific
Prime Offices - Capital Value Clock, Q2 2011 v Q2 2012
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Q2 2011
Atlanta, Dallas
Chicago, Toronto
Beijing
Sao Paulo, Washington DC
Amsterdam
New York, Moscow
Singapore
San Francisco
Los Angeles
Berlin, Stockholm
Shanghai
Hong Kong
Brussels,
Seoul
Madrid,
Tokyo
Paris, Sydney
Mumbai
London
Frankfurt, Milan
Shanghai, Hong
Kong, Paris
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Q2 2012
Tokyo
Mumbai, Mexico
City
Sydney
Beijing
Singapore, Amsterdam,
Chicago, Washington
DC
Berlin, Toronto
Madrid
Frankfurt
Moscow
Milan,
Sao Paulo
London
New York
Los
Angeles,
San Francisco
Atlanta
Dallas
Seoul, Brussels, Detroit
Detroit, Mexico
City
SM
Stockholm

Prime Offices – Rental Clock, Q2 2011 v Q2 2012
Q2 2012
As of Q2 2012
The Jones Lang LaSalle Property Clocks
Based on rents for Grade A space in CBD or equivalent. In local currency.
Q2 2011

Americas
EMEA
Asia Pacific
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Dubai
Dallas
Frankfurt, Milan
Johannesburg
Detroit
San Francisco
New
York, Beijing
Atlanta, Chicago
Rome, Tokyo
Los Angeles, Brussels
Sao
Paulo, Moscow
Mumbai
Mexico City
Hong Kong
Singapore
Shanghai
Sydney, Berlin, Paris
Seoul
London
Madrid
Amsterdam
Washington DC
Stockholm
Toronto
Singapore
Hong
Kong
Seoul, Tokyo, Los
Angeles
Dallas
Beijing
Shanghai
Dubai
Madrid
Brussels, Detroit
Frankfurt, Milan, Rome
Chicago, Atlanta
Johannesburg,
Stockholm, Toronto
Berlin, Moscow
London, Sao
Paulo
Paris
Amsterdam
San Francisco
New
York,
Mexico
City, Mumbai
Washington DC
Sydney
SM

Q2 Selected Business Wins and Expansions

Americas
EMEA
Asia Pacific
Global
- Bank of America – 39M sf
- Education Management Corporation –
6.6M sf
- EuroHypo Portfolio, U.S. – $760M
- 150 N. Michigan, Chicago – $102M
- Sitex – STRS Ohio JV, U.S. – $140M
- Hotel Lola, New York – $116M
- 601 Lexington Ave., New York – 490K sf
- 2000 Duke Street, Alexandria, Va. – 208K sf
- Blackstone Portfolio, London – £415M
- The Rock, Amsterdam – €132M
- SEGRO Industrial Portfolio, UK – £204M
- AXA Portfolio, Germany – 990K sf
- Beisheim Center, Berlin – 754K sf
- Kievit Building, Antwerp – 118K sf
- Kilcarberry, Dublin – 240K sf
- Chiswick Park, UK – 215K sf
- Pertamina, Indonesia – 2.8M sf
- Centro Retail Trust, Australia – AUD 690M
- Hougang Plaza, Singapore – SGD 119M
- Movenpick Phuket, Thailand – $93M
- Mirae Asset Tower, Shanghai – 932K sf
- Siam Commercial Bank, Bangkok – 4.4M sf
- Johnson Controls, Hong Kong – 55K sf
- New Zealand Shopping Centres – 330K sf
- Procter & Gamble – 60 countries - BBVA Compass – 45M sf
- Logica – 6M sf

($ in billions)
Global Capital Flows for Investment Sales
* EMEA: In US$ terms, unchanged in Euro terms.
Source: Jones Lang LaSalle, July 2012
Direct Commercial Real Estate Investment, 2005-2012
2012 volumes expected to be approximately $400 billion, broadly in line with robust 2011

0
50
100
150
200
250
300
350
2005 2006 2007 2008 2009 2010 2011 2012 Projection
Q2 projection updates:
Americas: down 10% from previous forecast
EMEA: unchanged
Asia Pacific: unchanged
Americas EMEA Asia Pacific

+ 10-20%
Capital Values Rental Values
+ 5-10%
+ 0-5%
- 0-5%
- 5-10%
Boston, Toronto
Shanghai, Tokyo, Moscow
Frankfurt, Stockholm, Paris*, London*
Chicago, Los Angeles, New York*
Sydney, Mumbai, Sao Paulo
+ 20%
Moscow, Toronto, Mexico City
Shanghai, Tokyo
Stockholm, Sao Paulo
Boston , Los Angeles
Frankfurt, Paris*, London*
Hong Kong, Sydney, Mumbai
Provisional.   *New York – Midtown, London – West End, Paris - CBD. Nominal rates in local currency.
Source: Jones Lang LaSalle, July 2012
- 10-20%
Madrid, Dubai
Washington DC, Brussels
New York*, Chicago
Washington DC, Brussels
Dubai, Singapore
Hong Kong, Singapore
Beijing, San Francisco
Madrid
Beijing,  San Francisco
Mexico City

Prime Offices – Projected Changes in Values, 2012

Financial Information

Q2 2012 Revenue Performance
Note: Equity earnings of $4.1M in 2011 are included in segment results, however, are excluded from Consolidated totals.  There were no equity earnings in the second quarter 2012.  Year-over-year increases shown “fee”-based have been calculated using fee revenue, which excludes gross contract costs.
Consolidated
($ in millions; % change in USD)
17% (12% fee)
14% (14% fee)
5% (3% fee)
14%
9% (7% fee)
$408.1
$348.4
$249.2
$218.0
$204.6
$214.5
$921.3
$845.3
Fee revenue
Gross contract costs
Americas EMEA Asia Pacific LIM
$346.7
$386.6
$189.1
$183.6
$68.6 $59.3
$195.1
$222.6
$795.3
$852.2
2011 2012
2011 2012 2011 2012 2011 2012
2011 2012

YTD 2012 Revenue Performance
Note: Equity earnings of $2.2M and $11.8M in 2011 and 2012, respectively, are included in segment results, however, are excluded from Consolidated totals.  Year-over-year increases shown “fee”-based have been calculated using fee revenue, which excludes gross contract costs.
Americas EMEA Asia Pacific LIM
Consolidated
($ in millions; % change in USD)
19% (13% fee)
20% (19% fee)
3% (5% fee)
4%
13% (11% fee)
$754.4
$636.5
$462.4
$386.1
$391.0
$379.9
$1,734.7
$1,533.1
Fee revenue
Gross contract costs
2011 2012
2011 2012
2011 2012 2011 2012
2011 2012
$633.1
$715.7
$342.6
$409.4
$329.9 $345.1
$132.8
$138.6
$1,436.2
$1,597.1

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JONES LANG LASALLE

Q2 2012 Real Estate Services Revenue
Asia Pacific
($ in millions; % change in USD over June QTD 2011)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Fee Revenue
Project & Development
Services
Fee Revenue
Advisory, Consulting &
Other
Total RES Operating
Revenue
Fee Revenue
$187.0
$42.1
$107.4
$45.1
$26.8
9%
34%
38%
11%
8%
18%
$66.4
$49.8
$37.9
$52.4
$42.8
$249.3
10%
31%
10%
13%
9%
14%
$45.6
$23.8
$93.1
$19.2
$22.8
$204.5
7%
30%
5%
5%
1%
5%
$299.0
$115.7
$238.4
$116.7
$92.4
$862.2
6%
12%
19%
9%
7%
11%
Total RES
$86.1
13%
$75.0
$37.9
$199.0
10% 9% 11%
$44.9
$25.8
$87.0
11% 11% 10%
$386.9
12%
$183.5 $222.7 $793.1 14% 3% 8%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
10%
$408.4
$16.3

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Jones Lang LaSalle

Q2 2012 Real Estate Services Revenue
Asia Pacific
($ in millions; % change in local currency over June QTD 2011)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Fee Revenue
Project & Development
Services
Fee Revenue
Advisory, Consulting &
Other
Total RES Operating
Revenue
Fee Revenue
$187.0
$42.1
$107.4
$45.1
$26.8
$408.4
10%
37%
40%
12%
8%
19%
$66.4
$49.8
$37.9
$52.4
$42.8
$249.3
20%
39%
18%
25%
18%
24%
$45.6
$23.8
$93.1
$19.2
$22.8
$204.5
3%
27%
9%
2%
4%
1%
$299.0
$115.7
$238.4
$116.7
$92.4
$862.2
10%
17%
22%
16%
11%
15%
Total RES
$86.1 15% $75.0 $37.9 $199.0 18% 12% 15%
$44.9 12% $16.3 $25.8 $87.0 20% 18% 15%
$386.9 13% $183.5 $222.7 $793.1 23% 1% 12%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.

LaSalle Investment Management
Note: AUM data reported on a one-quarter lag.
H1 2012 Highlights
AUM by Fund type
($ in billions)

Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $12.8 Above benchmark
Continental Europe $4.4 Return: >1x equity
North America $11.2 Above benchmark
Asia Pacific $6.8 Return: >1x equity
Public Securities $11.8 Above benchmark
Total Q2 2012 AUM $47.0 B
•
Operating income margin of 26.8%, including equity earnings and incentive fees
•
New fundraising activities in progress as vintage funds mature
•
$1.3 billion of capital invested year to date; good momentum with strong pipelines versus 2011
Separate
Accounts
$18.9
Fund
Management
$16.3
Public
Securities
$11.8

Solid Cash Flows and Balance Sheet Position
•
Healthy position entering
historically strong
second half
•
Low debt cost: H1 2012
net interest expense of
$15 million vs. $18
million in H1 2011
•
Investment grade
balance sheet; Baa2 /
BBB- (Stable)
H1 2012 Highlights

2012 2011
Cash Flows H1 H1 H2
Cash (used in) from Operations ($123) ($136) $348
Primary Uses
Capital Expenses ($32) ($36) ($56)
Acquisitions & Deferred Payment
Obligations ($46) ($235) ($181)
Co-Investment $21 $0 ($46)
Dividends ($9) ($7) ($7)
Net Cash Outflows ($66) ($278) ($290)
Net Share Activity & Other Financing $9 ($6) ($9)
Net Bank Debt  (Borrowings) Repayments ($180) ($420) $49
Balance Sheet
Cash $115 $96 $184
Short Term Borrowings $20 $45 $65
Credit Facility $619 $444 $463
Net Bank Debt $524 $393 $344
Deferred Business Obligations $278 $439 $299
Total Net Debt $802 $832 $643
($ in millions)

Appendix

Fee Revenue / Expense Reconciliation
•
Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been steadily increasing
•
Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit
•
Business managed on a “fee” basis to focus on margin expansion in the base business

($ in millions)
2012 2011 2012 2011
Consolidated Revenue 921.3 $  845.3 $  1,734.7 $ 1,533.1 $
Consolidated Operating Expenses 846.7 773.6 1,636.4 1,449.4
Adjusted Operating Income Margin 8.3% 8.7% 5.9% 5.6%
Gross Contract Costs:
Property & Facility Management 21.3 1.7 38.4 3.3
Project & Development Services 0.2 - 0.3 0.1
Total Gross Contract Costs 21.5 1.7 38.7 3.4
Property & Facility Management - - - -
Project & Development Services 26.6 22.9 53.0 43.5
Total Gross Contract Costs 26.6 22.9 53.0 43.5
Property & Facility Management 18.1 19.9 40.3 38.6
Project & Development Services 2.9 5.5 5.6 11.4
Total Gross Contract Costs 21.0 25.4 45.9 50.0
Consolidated Fee Revenue 852.2 $  795.3 $  1,597.1 $ 1,436.2 $
Consolidated Fee-based Operating Expenses 777.6 $  723.6 $  1,498.8 $ 1,352.5 $
Adjusted Operating Income Margin ("fee"-based) 9.0% 9.2% 6.4% 5.9%
YTD
Asia Pacific
Americas
EMEA
Q2
Note: Consolidated revenue and fee revenue exclude equity earnings (losses).  Restructuring and acquisition charges are excluded from operating expenses.  Restructuring and acquisition charges as well as intangible amortization related to the King
Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.

Q2 2012 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
Consolidated
* Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended June 30, 2011, and 2012, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest.
($ in millions)
$42.0
$48.9
2011 2012
$93.9 $94.1
2011 2012
$24.7
$16.5
2011 2012
$16.4
$10.6
2011 2012
$12.0
$18.6
2011 2012

YTD 2012 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
Consolidated
* Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the six months ended June 30, 2011, and 2012, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest.
($ in millions)
$60.6
$70.6
2011 2012
$122.2
148.9
2011 2012
$3.8
$14.3
2011 2012
$33.2
$26.6
2011 2012
$26.0
$38.1
2011 2012

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Jones Lang LaSalle

YTD 2012 Real Estate Services Revenue
Asia Pacific
($ in millions; % change in USD over June YTD 2011)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Fee Revenue
Project & Development
Services
Fee Revenue
Advisory, Consulting &
Other
Total RES Operating
Revenue
Fee Revenue
$336.6
$70.0
$213.6
$84.7
$49.7
$754.6
7%
37%
43%
9%
27%
19%
$113.7
$89.1
$75.6
$103.0
$81.1
$462.5
16%
34%
16%
22%
12%
20%
$78.9
$45.4
$189.4
$36.6
$40.6
$390.9
0%
12%
10%
4%
5%
3%
$529.2
$204.5
$478.6
$224.3
$171.4
$1,608.0
8%
21%
24%
12%
14%
15%
Total RES
$175.2
20%
$149.1 $75.6 $399.9 16% 11%
16%
$84.4 $31.0 $50.0 $165.4 22% 15%
13%
$715.9
14%
$345.0 $409.5 $1,470.4 19% 5%
11%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
8%

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Jones Lang LaSalle

YTD 2012 Real Estate Services Revenue
Asia Pacific
($ in millions; % change in local currency over June YTD 2011)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Fee Revenue
Project & Development
Services
Fee Revenue
Advisory, Consulting &
Other
Total RES Operating
Revenue
Fee Revenue
$336.6
$70.0
$213.6
$84.7
$49.7
$754.6
7%
39%
44%
10%
24%
20%
$113.7
$89.1
$75.6
$103.0
$81.1
$462.5
24%
40%
22%
30%
18%
27%
$78.9
$45.4
$189.4
$36.6
$40.6
$390.9
3%
11%
11%
0%
5%
5%
$529.2
$204.5
$478.6
$224.3
$171.4
$1,608.0
10%
24%
26%
16%
16%
18%
Total RES
$175.2
21%
$149.1 $75.6 $399.9 22% 12%
18%
$84.4 $31.0 $50.0 $165.4 29% 19%
17%
$715.9
14%
$345.0 $409.5 $1,470.4 26% 6%
14%
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).  Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs.
9%

Reconciliation of GAAP Net Income to Adjusted Net Income
Three Months Ended
June 30,
Six Months Ended
June 30,
($ in millions)
2012 2011 2012 2011
GAAP Net income attributable to common
shareholders $    37.2 $    43.9 $    51.2 $    45.4
Shares (in 000s) 44,847 44,473 44,726 44,391
GAAP earnings per share $    0.83 $    0.99 $    1.14 $    1.02
GAAP Net income attributable to common
shareholders $    37.2 $    43.9 $    51.2 $    45.4
Restructuring and acquisition charges, net 12.4 4.6 19.1 4.6
Intangible amortization, net 1.2              1.2 2.8              1.2
Adjusted net income $    50.8 $    49.7 $    73.1 $    51.2
Shares (in 000s) 44,847 44,473 44,726 44,391
Adjusted earnings per share $    1.13 $    1.12 $    1.63 $    1.15
and Earnings per Share

Reconciliation of GAAP Net Income to Adjusted EBITDA
Three Months Ended
June 30,
Six Months Ended
June 30,
($ in millions)
2012 2011 2012 2011
GAAP Net income attributable to
common shareholders
$ 37.2 $43.9 $ 51.2 $ 45.4
Interest expense, net of interest
income 7.5 9.6 14.9 17.5
Provision for income taxes 12.8
15.0
17.7
15.5
Depreciation and amortization 20.0 19.3 39.6 37.7
EBITDA $ 77.5 $ 87.8            $ 123.4 $ 116.1
Restructuring and acquisition
charges
16.6 6.1 25.5 6.1
Adjusted EBITDA $ 94.1 $ 93.9            $ 149.8 $ 122.2